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                                                                    EXHIBIT 21.1

                          EXTENDED STAY AMERICA, INC.

SUBSIDIARIES OF THE COMPANY

ESA Management, Inc., Delaware
ESA West, Inc., Nevada
ESA International, Inc., Delaware
Extended Stay Canada, Inc.
ESA C 1, Inc., Delaware

ESA-Norcross Inc., Georgia
ESA 0100, INC., South Carolina
ESA 0102, INC., Georgia
ESA 0115, INC., South Carolina
ESA 0121, INC., Tennessee
ESA 0124, INC., Alabama
ESA 0125, INC., Tennessee
ESA 0127, INC., North Carolina
ESA 0131, INC., South Carolina
ESA 0132, INC., South Carolina
ESA 0140, INC., Virginia
ESA 0145, INC., Arkansas
ESA 0150, INC., Delaware
ESA 0155, INC., Alabama
ESA 0161, INC., North Carolina
ESA 0163, INC., Tennessee
ESA 0172, INC., Missouri
ESA 0175, INC., Virginia
ESA 0180, INC., South Carolina
ESA 0201, INC., North Carolina
ESA 0280, INC., North Carolina
ESA 0291, INC., Virginia
ESA 0295, INC., Kentucky
ESA 0296, INC., Kentucky
ESA 0305, INC., Tennessee
ESA 0315, INC., Tennessee
ESA 0325, INC., Kentucky
ESA 0331, INC., Mississippi
ESA 0362, INC., Utah
ESA 0370, INC., North Carolina
ESA 0379, INC., Utah
ESA 0381, INC., Florida
ESA 0410, INC., Virginia
ESA 0450, INC., Tennessee
ESA 0480, INC., Virginia
ESA 0486, INC., Delaware
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ESA 0501, INC., New York
ESA 0503, INC., New York
ESA 0504, INC., New York
Carnegie ESA 0507, INC., Pennsylvania
ESA 0510, INC., Illinois
ESA 0521, INC., Kansas
ESA 0522, INC., Missouri
ESA 0525, INC., Illinois
ESA 0526, INC., Indiana
ESA 0530, INC., Illinois
ESA 0532, INC., Illinois
ESA 0541, INC., Illinois
ESA 0552, INC., Michigan
ESA 0553, INC., Ohio
ESA 0554, INC., Illinois
ESA 0555, INC., Ohio
ESA 0557, INC., Wisconsin
ESA 0561, INC., Missouri
ESA 0562, INC., Missouri
ESA 0564, INC., Ohio
ESA 0565, INC., Ohio
ESA 0574, INC., New Jersey
ESA 0590, INC., Ohio
ESA 0600, INC., Michigan
ESA 0629, INC., Kentucky
ESA 0640, INC., Illinois
ESA 0658, INC., Maryland
ESA 0660, INC., Illinois
ESA 0670, INC., Michigan
ESA 0675, INC., Michigan
ESA 0680, INC., Michigan
ESA 0691, INC., Missouri
ESA 0700, INC., Missouri
ESA 0745, INC., Minnesota
ESA 0765, INC., New York
ESA 0780, INC., Michigan
ESA 0785, INC., Wisconsin
ESA 0788, INC., Georgia
ESA 0806, INC., Washington
ESA 0815, INC., Washington
ESA 0828, INC., Idaho
ESA 0858, INC., Nevada
ESA 0859, INC., Nevada
ESA 0860, INC., Nevada
ESA 0861, INC., Nevada
ESA 0876, INC., Oklahoma
ESA 0884, INC., Florida
ESA 0886, INC., Texas
ESA 0901, INC., Colorado
ESA 0903, INC., Delaware
ESA 0911, INC., Delaware
ESA 0919, INC., California
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ESA 0936, INC., Delaware
ESA 0939, INC., Delaware
ESA 0942, INC., Arizona
ESA 0976, INC., Delaware
ESA 0977, INC., Arizona
ESA 0985, INC., Louisiana
ESA 0986, INC., Louisiana
ESA 0990, INC., Georgia
ESA 0992, INC., Georgia
ESA 0993, INC., Georgia
ESA 0994, INC., Colorado
ESA 0995, INC., Kansas
ESA 0996, INC., Georgia